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                                                                   EXHIBIT 10.31

                                 FIFTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is dated as of the 22nd day of March, 1999 and entered into among METRO NETWORKS, INC., a Delaware corporation (the "Borrower"), the Lenders party hereto, and BANK OF AMERICA, a national banking association, individually and as Administrative Lender (successor in interest to NationsBank of Texas, N.A., in such latter capacity, the "Administrative Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, and the Administrative Lender entered into a Credit Agreement, dated as of October 22, 1996, for a loan facility in the amount of $30,000,000 (as amended, restated, waived or otherwise modified from time to time, including without limitation, the First Amendment dated September 30, 1997, between the Borrower, the Lenders party thereto, and the Administrative Lender, the Second Amendment dated December 31, 1997 between the Borrower, the Lenders party thereto and the Administrative Lender, the Third Amendment dated January 1, 1998 between the Borrower, the Lenders party thereto and the Administrative Lender, and the Fourth Amendment dated July 1, 1998 between the Borrower, the Lenders party thereto and the Administrative Lender, the "Credit Agreement"); and

         WHEREAS, the Lenders, the Administrative Lender, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

         SECTION 1. Definitions. The definition of "Fixed Charges" shall be amended and restated in its entirety as follows:

         "Fixed Charges" shall mean, for the Borrower and the Subsidiaries on a combined basis determined in accordance with GAAP, for the four most recently ended fiscal quarters preceding any date of determination, an amount equal to the sum of (a) all payments of principal, interest, fees and other amounts paid on all Indebtedness, plus (b) all payments under Capitalized Leases, plus (c) all Capital Expenditures(other than Capital Expenditures incurred in connection with an Acquisition which is permitted pursuant to the terms hereof), plus (d) cash expenditures for the payment of taxes. For purpose of calculation of Fixed Charges with respect to any Subsidiary not owned at all times during the four fiscal quarters preceding the date of determination of Fixed Charges there shall be (i) included in Fixed Charges the Fixed Charges of any Subsidiary acquired during any of such four fiscal quarters for the twelve month period preceding the date of determination and (ii) excluded from Fixed Charges the Fixed Charges of any Subsidiary disposed of during any of such four fiscal quarters for the twelve month period preceding the date of determination.


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         SECTION 2.        Amendment to Section 7.6 of the Credit Agreement.
Section 7.6 is hereby amended to read in its entirety as follows:

                  The Borrower shall not, and shall not permit any Subsidiary to make single Acquisitions, except for Acquisitions the Acquisition Consideration for which does not exceed $50,000,000, and so long as in any fiscal year the aggregate Acquisition Consideration paid by the Borrower and the Subsidiaries for all Acquisitions during such fiscal year does not exceed $100,000,000, if (A) for single Acquisitions which exceed $5,000,000 each Lender receives not later than 30 days immediately following the closing of the Acquisitions financial projections in form and substance acceptable to the Lenders and a Compliance Certificate in the form required by
                  Section 6.3 hereof demonstrating compliance with (i) the covenants described in Section 6.3(a) hereof and (ii) the required repayments as a result of the reductions in the Commitment set forth in Section 2.6(c) hereof, each both before and after giving effect to such acquisition and for the period beginning on such date of acquisition and ending on the Maturity Date, (B) no Default or Event of Default shall exist prior to or after such Acquisition, (C) the Person who is, or whose assets are being, acquired is engaged in businesses similar to the Borrower's Business, and (D) the Subsidiary being acquired becomes party to a Subsidiary Guaranty.

         SECTION 3.        Addition of Section 7.19 of the Credit Agreement.
Section 7.19 is hereby added and shall read in its entirety as follows:

                  Section 7.19. Washington News Networks, Inc. Notwithstanding anything contained in this Agreement to the contrary, the Borrower and its Subsidiaries shall not be entitled to distribute proceeds of Advances or make any Dividends to Washington News Networks, Inc. ("WNN") in excess of $5,000,000 in the aggregate throughout the term of this Agreement. In addition, WNN shall be excluded from the determination of compliance with the financial covenants contained in Article VII of the Credit Agreement.

         SECTION 3. Affirmation. The Borrower hereby acknowledges and agrees that nothing in this Fifth Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Documents executed in connection therewith (except as specifically provided in this Fifth Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Documents or with respect to an Event of Default or Default, occurring now or at any time in the future.

         SECTION 4. Conditions Precedent. This Fifth Amendment shall not be effective until:

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                  (a)      all proceedings of the Borrower taken in connection
         with this Fifth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders signatory hereto; and

                  (b) the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this Fifth Amendment and the transactions contemplated hereby.

         SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Lender that (a) the Borrower has the corporate power and has taken all necessary corporate action, to authorize it to enter into and deliver this Fifth Amendment and all related documentation, (b) this Fifth Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (c) there exists no Event of Default or Default under the Credit Agreement after giving effect to this Fifth Amendment, (d) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Fifth Amendment, (e) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, (f) the Credit Agreement, as amended hereby, and the other Loan Documents, including without limitation the Subsidiary Guaranties but excluding the Security Agreements and the Pledge Agreements, remain in full force and effect, and (g) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Fifth Amendment and the transactions contemplated hereby, except such notices that have been given or consents that have been obtained.

         SECTION 6. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem reasonably necessary or appropriate in connection with this Fifth Amendment. Lenders hereby release their Liens securing the Obligations and Lenders hereby give the Administrative Lender the authority to execute all documents necessary to effect such release. The Guaranty executed by Washington News Networks, Inc. ("WNN"), the Borrower Security Agreements, the Subsidiary Security Agreements, the Subsidiary Pledge Agreements, and the Borrower Pledge Agreement are hereby null and void. Notwithstanding anything contained herein to the contrary, all other Guaranties securing the Obligations shall remain in full force and effect.

         SECTION 7. Counterparts. This Fifth Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.


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         SECTION 8.        GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT PURSUANT TO ARTICLE 5069-15.10(B), TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, IT IS AGREED THAT THE PROVISIONS OF CHAPTER 15, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS FIFTH AMENDMENT AND MAKING ANY ADVANCES HEREUNDER.

         SECTION 10. ENTIRE AGREEMENT. THIS FIFTH AMENDMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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         IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement is executed as of the date first set forth above.


BORROWER:                                   METRO NETWORKS, INC.


                                            /s/ TIMOTHY D. MCMILLIN
                                            -----------------------------------
                                            By:      Timothy D. McMillin
                                            Its:     Senior Vice President


ADMINISTRATIVE LENDER:                      BANK OF AMERICA,
                                            as Administrative Lender
                                            (successor in interest to
                                            NationsBank of Texas, N.A.)

                                            /s/ MATTHEW J. KOENIG
                                            -----------------------------------
                                            By: Matthew J. Koenig
                                               --------------------------------
                                            Its: Vice President
                                                -------------------------------


LENDERS:                                    BANK OF AMERICA, as a Lender
                                            (successor in interest to
                                            NationsBank of Texas, N.A.)


                                            /s/ MATTHEW J. KOENIG
                                            -----------------------------------
                                            By: Matthew J. Koenig
                                               --------------------------------
                                            Its: Vice President
                                                -------------------------------


                                            THE BANK OF NOVA SCOTIA, as a Lender



                                            /s/ PAUL A. WEISSENBERGER
                                            -----------------------------------
                                            By: P. A. Weissenberger
                                               --------------------------------
                                            Its:
                                                -------------------------------


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The undersigned Guarantors hereby acknowledge and agree to the terms of this
Fifth Amendment and confirm that their Guaranties remain in full force and effect and valid, binding and enforceable.



                                            METRO NETWORKS SERVICES, INC.


                                            /s/ TIMOTHY D. MCMILLIN
                                            -----------------------------------
                                            By: Timothy D. McMillin
                                            Its: Senior Vice President

                                            METRO NETWORKS COMMUNICATIONS,
                                            LIMITED PARTNERSHIP

                                            BY:      METRO NETWORKS
                                                     COMMUNICATIONS,  INC.
                                                         a Maryland corporation

                                                     By: TIMOTHY D. MCMILLIN
                                                        -----------------------
                                                     Its: Senior Vice President


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